Exhibit 99.1

Beverly Goulet VP of Corporate Development & Treasurer J.P. Morgan Conference March 1, 2011

Safe Harbor Please note that many of our statements will constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which constitute the Company's expectations or beliefs concerning future events. These matters are subject to a number of factors that could cause actual results to differ from our expectations. These factors include, but are not limited to, domestic and international economic conditions; fuel prices; general competitive factors including, but, not limited to, government regulations and regulatory approvals; uncertainty in domestic or international operations; potential industry consolidation and alliance changes; outbreaks of a disease (such as the H1N1 virus, SARS or avian flu) that affects travel behavior; acts of war or terrorism; our ability to access the capital markets; and changes in the Company's business strategy, any of which could affect our actual results. Forward looking statements are based on information available to us as of today. We undertake no obligation to update or revise any forward looking statement. Additional information concerning these and other factors is contained in our Securities and Exchange Commission filings, including but not limited to our annual report on Form 10-K for the year ended December 31, 2010.

2010: A Year of Progress Restructured Domestic Network Launched Trans-Atlantic Joint Business with British Airways & Iberia Strengthened Japan Airlines Relationship; Trans-Pacific Joint Business Approved Expanded Alliance Relationships Accelerated Fleet Renewal Enhanced Product Offering with "Your Choice" Products & Services Improved Financial Results by $1 Billion vs. 2009

2006-2010 Financial Results (CHART)

Our Goals for 2011 Fly Profitably Strengthen and Defend Our Global Network Invest Wisely Earn Customer Loyalty Be a Good Place for Good People

Industry Capacity: 2006-2010 (CHART) Domestic Capacity Growth vs. 2006 "Note: Industry is 29 carriers including both mainline and regional partners" Source: 4Q10 earnings releases and conference calls

Industry Capacity: 2006-2010 (CHART) International Capacity Growth vs. 2006 Note: Industry is 15 mainline carriers" Source: 4Q10 earnings releases and conference calls

2011 Update: Capacity AMR's previous capacity reductions have been significant relative to the industry Given the current trends, at this point we are planning for our consolidated capacity to be 1% lower than the previously communicated 2011 levels Our remaining capacity change continues to be driven by: Increases in stage length driven in part by more international flying Slightly larger but more fuel efficient B737-800s replacing smaller, less efficient MD80s

2011 Update: Revenue In January/February 2011, our Mainline & Consolidated Passenger Unit Revenue increased approximately 4.5 - 5% versus January/February 2010, reflecting: Continued yield improvement Significant capacity increases by our competitors in the Atlantic entity in 1Q11 Relatively strong unit revenue growth compared to the industry last January, resulting in a modestly more challenging year-over-year comparison in January/February 2011 Our results so far reflect approximately $50 million in reduced revenue due to weather events in Jan/Feb 2011 Over 8,000 weather-related cancellations in the first 45 days of 2011 We experienced more weather-related flight cancellations in the first half of February than in any full month of February over the past 10 years We are seeing significant industry fare increase activity, which has accelerated recently as fuel prices have increased Our advance booked load factor for March is in line with 2010

2011 Update: Fuel (CHART) FY2011 Hedge Portfolios as % of Est. FY2011 Fuel Consumption Source: SEC Filings Hedging Program In January 2011, AMR had approximately 35% of anticipated FY2011 consumption hedged at an average cap of $2.52 per gallon of jet fuel Primarily heating oil option and collar contracts - currently more than 95% of AMR's hedge contracts for 2011 are in heating oil Fuel Efficiency Fuel Smart Program Winglets, Fleet Renewal Flexible Fleet 224 MD-80s as of 12/31/2010 * More than 95% hedged in heating oil contracts

2011 Update: Fleet Renewal Highlights 737-800s are 35% more fuel efficient per seat than the MD-80s they replace Refurbishing existing 737-800 fleet to 160 seats (vs. 148 previously) CRJ-700s provide 2-class product in key business markets Delivery Schedule 737-800: 119 Deliveries from 2009-2012 CRJ-700: 22 Deliveries in 2010-2011 MD80: Retired 36 in 2010 787-9: 42 Expected + 58 Options 777-300ER: 3 Deliveries in 2012-2013 (Reflects 2 options exercised in Jan 2011, 1 option exercised Feb 2011) Additional: 11 737-800s & 7 777-200s from 2013-2016

YE 2010 Cash Balances (CHART) Cash and Equivalents % of 2010 Revenue Source: 4Q10 earnings releases; unrestricted cash and equivalents only 16% Revolving Credit Facility

Strengthening Our Network Est. $500 Million + by YE2012 Summary: Cornerstone Strategy NYC, LAX, ORD, DFW, MIA Joint Business Agreements & Antitrust Immunity British Airways / Iberia Japan Airlines Building Our Alliances & Partnerships oneworld New partnerships

Serving Over 400 Destinations More Than 100 Countries

LHR - JFK Departure Times Local Time; LHR to JFK departures only. 8:00 10:00 12:00 14:00 16:00 18:00 20:00 8:00 10:00 12:00 14:00 16:00 18:00 20:00 Old Schedule Spring 2011 Schedule BA AA Joint Business

oneworld Tokyo Network

Premium Seats Share of Premium Capacity (Seats) Sources: OAG Summer 2010 Schedule and Seatguru.com (CHART)

oneworld Hubs 2009 CRS booking data, adjusted to carrier reported traffic. Largest Premium Airports (Premium Passengers / Day)

Global Alliances JOINED NOV 2010 MULTI-LATERAL ATI JUL 2010 ATLANTIC JBA WITH ATI 4Q 2010 Additions to oneworld Alliance Enhanced Bilateral Agreements Progress with Joint Businesses & ATI TO JOIN 2012 TO JOIN LATE 2011 PACIFIC JBA WITH ATI SPRING 2011

AA Cornerstones Source: US Census Bureau (CHART)

MALEV Budapest Hub

FINNAIR Helsinki Hub

Cost Management We are intensely focused on maintaining cost discipline Our 2011 ex-fuel CASM guidance, issued in January, reflected flat ex-fuel unit cost growth for the year despite a number of headwinds, including: Increased aircraft rent expense driven by new aircraft deliveries Higher facilities expenses Inflation in a number of areas, including healthcare costs This guidance included over 60 cost reduction initiatives in our 2011 plan worth several hundred million dollars Today's announcement for lower capacity will put some modest pressure on our unit costs We continue efforts to find additional savings to maintain flat non-fuel unit cost

Contract Amendable Year Contract Amendable Year Contract Amendable Year Contract Amendable Year Contract Amendable Year Contract Amendable Year Contract Amendable Year Contract Amendable Year AA DL/NW UA CO US WN FL Pilots 2008 M 2012 2009 N 2008 N 2009 M 2012 2015 Flight Attendants 2008 M 2011 2010 M 2012 2011 N 2013 2008 M Mechanics 2008 M 2009 N 2012 2011 N 2012 2013 Fleet Service 2008 M 2011 2009 M 2013 2011 2011 Agents 2011 2009 M 2012 2012 Amendable by 2011 / All Contracts 4 / 4 Amendable by 2011 / All Contracts 4 / 4 Amendable by 2011 / All Contracts 4 / 4 Amendable by 2011 / All Contracts 4 / 4 3 / 4 5 / 5 1 / 4 4 / 5 1 / 5 1 / 3 Industry Labor Contracts M=Mediation, N=Negotiations, Delta contracts are for pre-merger NW employees only and are currently under NMB review Source: Industry contracts

Summary With our Cornerstone strategy, our network is focused on the biggest markets in the U.S. - NYC, LAX, ORD, DFW - and Miami, the hub of the Americas Our oneworld alliance enhances our presence in the world's top premium travel markets, and is poised to get even stronger We are making targeted investments in our fleet and product to improve efficiency, while enhancing competitiveness and the customer experience 2011 ex-fuel CASM guidance demonstrates our focus on controlling costs We are focused on addressing the challenges posed by our cost structure and higher fuel prices